UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 5, 2005

(Date of Report - Date of earliest event reported)

KERR-McGEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16619	73-1612389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kerr-McGee Center Oklahoma City, Oklahoma		73125
(Address of principal executive offices)		(Zip Code)

(405)  270-1313

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                               Regulation FD Disclosure

On April 5, 2005, David A. Hager, Senior Vice President responsible for oil and gas exploration and production, spoke at the Howard Weil Energy Conference in New Orleans. The presentation materials used by Mr. Hager are attached hereto as Exhibit 99.1.

Item 9.01                                               Financial Statements and Exhibits.

(c)                                Exhibits

Exhibit    99.1         Slide Presentation

Exhibit    99.2         Reconciliation of Return on Average Capital Employed to GAAP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KERR–MCGEE CORPORATION

	By:	J. Michael Rauh
J. Michael Rauh
Vice President and Controller

Dated: April 5, 2005